Exhibit (h)(xi) under Form N-1A
                                            Exhibit 10 under Item 601/Reg. S-K

                                  MUTUAL FUNDS
                               SALES AND SERVICE
                                    AGREEMENT

This Agreement is entered into among the financial institution executing this Agreement ("Financial Institution"), Edgewood Services, Inc. ("Distributor"), acting as principal underwriter with respect to those series or portfolios listed on each Exhibit hereto (referred to individually as the "Fund" and collectively as the "Funds").

This Agreement contemplates that Distributor may make one or more of the following payments to Financial Institutions: (a) payment for sales commissions as described in Section II and listed in each Exhibit; (b) payment for distribution services as described in Section III and listed in each Exhibit;
(c) payment for shareholder services as described in Section IV and listed in each Exhibit; and/or (d) supplemental payments as described in Section V and listed in each Exhibit.


SECTION I - FINANCIAL INSTITUTION.


1. Status of Financial Institution as "Bank" or Registered Broker-Dealer.

Financial Institution represents and warrants to Distributor:

(a)(i) that it is a broker or dealer as defined in Section 3(a)(4) or 3(a)(5) of the Securities Exchange Act of 1934 ("Exchange Act"); that it is registered with the Securities and Exchange Commission ("SEC") pursuant to Section 15 of the Exchange Act; that it is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"); that its customers' accounts are insured by the Securities Investors Protection Corporation ("SIPC"); and that, during the term of this Agreement, it will abide by all of the rules and regulations of the NASD including, without limitation, the NASD Rules of Conduct. Financial Institution agrees to notify Distributor immediately in the event of: (1) the termination of its coverage by the SIPC; (2) its expulsion or suspension from the NASD; or (3) its being found to have violated any applicable federal or state law, rule or regulation arising out of its activities as a broker-dealer or in connection with this Agreement, or which may otherwise affect in any material way its ability to act in accordance with the terms of this Agreement. Financial Institution's expulsion from the NASD will automatically terminate this Agreement immediately without notice. Suspension of Financial Institution from the NASD for violation of any applicable federal or state law, rule or regulation will terminate this Agreement effective immediately upon Distributor's written notice of termination to Financial Institution; or

(a)(ii) that it is a "bank," as that term is defined in Section 3(a)(6) of the Exchange Act and that, during the term of this Agreement, it will abide by the rules and regulations of those state and federal banking authorities with appropriate jurisdiction over the Financial Institution, especially those regulations dealing with the activities of the Institution as described under this Agreement. Financial Institution agrees to notify Distributor immediately of any action by or communication from state or federal banking authorities, state securities authorities, the SEC, or any other party which may affect its status as a bank, or which may otherwise affect in any material way its ability to act in accordance with the terms of this Agreement. Any action or decision of any of the foregoing regulatory authorities or any court of appropriate jurisdiction which affects Financial Institution's ability to act in accordance with the terms of this agreement, including the loss of its exemption from registration as a broker or dealer, will terminate this Agreement effective upon Distributor's written notice of termination to Financial Institution; and

(b) that Financial Institution is registered with the appropriate securities authorities in all states in which its activities make such registration necessary.

2. Financial Institution Acts as Agent for its Customers.

The parties agree that in each transaction in the shares of beneficial interest or capital stock of any Fund ("Shares") and with regard to any services rendered pursuant to this Agreement: (a) Financial Institution is acting as agent for the customer; (b) each transaction is initiated solely upon the order of the customer; (c) as between Financial Institution and its customer, the customer will have full beneficial ownership of all Shares of the Funds; (d) each transaction shall be for the account of the customer and not for Financial Institution's account; and (e) each transaction shall be without recourse to Financial Institution provided that Financial Institution acts in accordance with the terms of this Agreement. Financial Institution shall not have any authority in any transaction to act as Distributor's agent or as agent for the Funds.


SECTION II - AGREEMENT FOR SALES OF FUND SHARES.


3.   Execution of Orders for Purchase and Redemption of Shares.

(a) Distributor, as agent for the Funds, hereby offers to sell Shares of the Funds listed on each Exhibit hereto to Financial Institution, for the account of Financial Institution's customers, upon the following terms and conditions:

      (i)Unless otherwise agreed in writing by the parties, Financial Institution agrees to comply with reasonable instructions provided by Distributor or a Fund from time to time ("Instructions") with respect to establishing accounts and processing purchase orders.

     (ii)Distributor and each Fund reserves the right to reject, in its sole discretion, any purchase order for a Fund's Shares. Unless otherwise instructed by Financial Institution, Distributor agrees to confirm to Financial Institution in writing (or by electronic or other reasonable means) a Fund's acceptance of any purchase order.

     (iii) Share purchase orders shall be executed at the public offering price per share next calculated after the order is received subject to any sales charges or other conditions disclosed in the applicable prospectus.

(b) Financial Institution shall settle purchase order transactions in accordance with the applicable prospectus.

(c) With respect to those Shares subject to an initial sales load, Financial Institution shall be responsible for the determination of the applicable initial sales load. Financial Institution shall provide Distributor with information regarding applicable breakpoints, reductions, waivers or variations of the initial sales load to each transaction and shall inform Distributor whether settlement of a transaction will be net of the initial sales load.

(d) Upon request, Financial Institution shall provide Distributor with a report detailing the amount of any initial sales loads retained by Financial Institution.

(e) If a purchase order is not settled in accordance with this Section, Distributor may without notice cancel the sale and Financial Institution shall be responsible for any resulting loss Distributor or the Funds sustains. Neither the Fund nor Distributor shall have any responsibility (but otherwise reserves the right) to correct Financial Institution's assessment of an incorrect initial sales load.

(f) Financial Institution will deliver or cause to be delivered to each customer, at or prior to the time of any purchase of Shares, a copy of the prospectus for such Shares.

(g) Unless otherwise agreed by the parties, Financial Institution agrees to comply with Instructions with respect to processing exchange and redemption orders.

(h) Exchange and redemption orders shall be executed at the net asset value next calculated after the order is received, subject to any contingent deferred sales charge ("CDSC"), redemption fee or other conditions disclosed in the applicable prospectus.

(i) Financial Institution agrees to collect all applicable redemption fees as described in the prospectus on all accounts opened with the Fund on an omnibus basis, and promptly remit such fees to Distributor. Distributor shall collect all applicable redemption fees on accounts opened with the Fund on a fully-disclosed basis, unless otherwise notified in writing by Financial Institution that Financial Institution will assume such obligation.

(j) Distributor and each Fund reserves the right to reject any exchange order for Shares if permitted by the prospectus. Distributor agrees to confirm to Financial Institution in writing (or by electronic or other reasonable means) the Fund's acceptance of any exchange order.

(k) At the reasonable request of Distributor, Financial Institution agrees to take such actions as may be appropriate to (i) give effect to any conversion of Shares as required by the prospectus; (ii) give effect to any election by a Fund to redeem Shares as permitted by the prospectus; or
     (iii) collect and remit to the Fund any CDSC or redemption fee incorrectly paid to Financial Institution or its customer.


4.   Initial Sales Loads Payable to Financial Institution.

(a) On each order accepted by Distributor, in exchange for the performance of sales services and/or distribution services, Financial Institution will be entitled to receive the applicable dealer concession set forth in the then current prospectus or statement of additional information ("SAI") of the applicable Fund or applicable Fund Exhibit, whichever contains more recent information, subject to any adjustment in the rate of such concession referred to below, from the amount paid by Financial Institution's customer. The initial sales loads for any Fund shall be those set forth in its prospectus. The rate of the dealer concession payable to Financial Institution may be changed at any time at Distributor's sole discretion upon written notice to Financial Institution.

(b) Transactions may be settled by Financial Institution: (i) by payment of the full purchase price less an amount equal to Financial Institution's applicable percentage of the initial sales load, or (ii) by payment of the full purchase price, in which case Financial Institution shall receive, not less frequently than monthly, the aggregate fees due it on orders received and settled. Upon request, Financial Institution shall provide Distributor with a report detailing the amounts retained by Financial Institution under subparagraph 4(b)(i).

(c) It shall be the obligation of the Financial Institution either: (i) to provide Distributor with all necessary information regarding the application of the appropriate initial sales load to each transaction, or
     (ii) to assess the appropriate initial sales load for each transaction and to forward the public offering price, net of the amount of the initial sales load to be reallowed to the Financial Institution, to the appropriate Fund. Neither the Fund nor Distributor shall have any responsibility to correct the payment or assessment of an incorrect initial sales load due to the failure of the Financial Institution to fulfill the foregoing obligation.


5.   Advance Commissions Payable to Financial Institution.

Upon the purchase of certain Shares, as described in the applicable prospectus, the Financial Institution may be entitled to receive an advance commission from the Distributor as set forth on each Exhibit (or the Fund's current prospectus, if it contains more recent information). This amount is not to be considered an initial sales load and should not be deducted from the public offering price of the Shares which shall be forwarded to the Fund. Generally, a CDSC will be assessed upon the redemption of Shares with regard to which an advance commission is paid by Distributor. In the event that Financial Institution notifies Distributor in writing that Financial Institution elects to waive such advance commission, and if the Fund's prospectus or SAI permits such a waiver, the CDSC will not be charged upon the redemption of the relevant Shares. To receive advance commission from Distributor on Shares that are subject to a CDSC, Financial Institution must open investor accounts with the Fund on a fully-disclosed basis or be able to account for share ownership periods used in calculating the CDSC. Furthermore, should the custody (or record ownership) of the shares of the investor account(s) be transferred during the applicable CDSC holding period (as described in the Fund prospectus or SAI) to a financial institution which does not maintain investor accounts on a fully disclosed basis and does not account for share ownership periods, the Financial Institution agrees to reimburse Distributor prior to such transfer for advance commissions paid to it by Distributor.


6.   Delivery of Prospectuses to Customers.

Financial Institution will deliver or cause to be delivered to each customer, at or prior to the time of any purchase of Shares, a copy of the current prospectus of the applicable Fund and, upon request by a customer or shareholder, a copy of the applicable Fund's current SAI and any annual or semi-annual report ("Financial Report(s)"). Financial Institution shall not make any representations concerning any Shares other than those contained in the prospectus, SAI or Financial Report of the Fund or in any promotional materials or sales literature furnished to Financial Institution by Distributor or the Fund.


7.   Indemnification.

(a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Distributor or the Funds, and their respective officers, directors, or employees (each a "Distributor Indemnified Party"), Financial Institution agrees to indemnify each Distributor Indemnified Party against any and all claims, demands, liabilities and reasonable expenses (including attorneys' fees) which any Distributor Indemnified Party may incur arising from, related to or otherwise connected with: (i) any breach by Financial Institution of any provision of this Agreement; or (ii) any actions or omissions of any Distributor Indemnified Party in reliance upon any oral, written or electronically transmitted instructions believed to be genuine and have been given to any of them by Financial Institution or its representatives. In no event shall Financial Institution be liable for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with any event described in (i) and (ii) above.

(b) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of Financial Institution and its officers, directors, representatives or employees (each a "Financial Institution Indemnified Party"), Distributor agrees to indemnify each Financial Institution Indemnified Party against any and all claims, demands, liabilities and reasonable expenses (including attorneys' fees) which any Financial Institution Indemnified Party may incur arising from, related to or otherwise connected with: (i) any breach by Distributor of any provision of this Agreement; or (ii), any actions or omissions of Financial Institution Indemnified Party and its subsidiaries, affiliates, officers, directors, agents and employees in reliance upon any oral, written or computer or electronically transmitted instructions reasonably believed to be genuine and to have been given by or on behalf of the Distributor. In no event shall Distributor be liable for special, indirect or consequential damages, or loss profits or loss of business, arising under or in connection with any event described in (i) and (ii) above.

(c) The Distributor agrees to indemnify and hold harmless any Fund for which Distributor is principal underwriter, each of its Directors, each of its officers who have signed the Registration Statement and each other person, if any, who controls such Fund within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), as amended, but only with respect to statements or omissions, if any, made in the Registration Statement, or any prospectus, SAI, or any amendment or supplement thereof (collectively, "Filing(s)") in reliance upon, and in conformity with, information furnished to such Fund about Distributor by or on behalf of Distributor expressly for the use in the Filing(s). In case any action shall be brought against any Fund or any other person so indemnified based on the Filing(s), and with respect to which indemnity may be sought against Distributor, Distributor shall have the rights and duties given to such Fund to the extent that Distributor is distributor to that Fund, and such Fund and each other person so indemnified shall have the rights and duties given to Distributor by the provisions of subsection (a) above.

(d) The agreement of the parties in this Paragraph to indemnify each other is conditioned upon the party entitled to indemnification (each an "Indemnified Party") giving notice to the party required to provide indemnification (each an "Indemnifying Party") promptly after the summons or other first legal process for any claim as to which indemnity may be sought is served on the Indemnified Party. The Indemnified Party shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting from it, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be approved by the Indemnified Party (which approval shall not unreasonably be withheld), and that the Indemnified Party may participate in such defense at its expense. The failure of the Indemnified Party to give notice as provided in this subparagraph (d) shall not relieve the Indemnifying Party from any liability other than its indemnity obligation under this Paragraph. No Indemnifying Party, in the defense of any such claim or litigation, shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect to such claim or litigation.

(e) The provisions of this Section shall survive the termination of this Agreement.


SECTION III - AGREEMENT TO PROVIDE DISTRIBUTION-RELATED ACTIVITIES.


8. Agreement under Rule 12b-1.


Financial Institution acknowledges that this Section III, together with the Introduction to this Agreement, constitute a form of "Related Agreement" under a plan ("Plan") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). Financial Institution agrees to furnish such information to Distributor as necessary to comply with the Plan and Rule 12b-1.


9.   Distribution-Related Activities.

Certain Funds pay distribution fees under a Plan or Plans adopted under Rule 12b-1 under the 1940 Act, as noted on Exhibits to this Agreement (or the Fund's current prospectus if it contains more recent information). Distributor hereby appoints Financial Institution to render or cause to be performed one or more of the distribution-related activities and, to the extent covered under the Plans, shareholder services referred to in Section IV, as outlined on such Exhibits, to those Funds and their shareholders.


10. Distribution Fees Payable to Financial Institution.

During the term of this Section III, Distributor will pay Financial Institution distribution fees for each class of shares ("Class") of a Fund as set forth in any Exhibits to this Agreement (or the Fund's current prospectus if it contains more recent information).

11.  Term of Agreement.

This Related Agreement shall continue in effect for one year from the date of its execution, and thereafter for successive periods of one year provided the form of this Related Agreement is approved with respect to each Class or Fund (as the case may be) at least annually by the Board of the Fund, including a majority of the members of the Fund Board who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of any Plan or in any related agreements to such Plan ("Independent Board Members"), cast in person at a meeting called for that purpose.


SECTION IV - AGREEMENT TO PROVIDE SHAREHOLDER SERVICES.


12.  Shareholder Services.

Certain Funds pay a Shareholder Services Fee as noted on Exhibit(s) to this Agreement (or the Fund's current prospectus or SAI, if they contain more recent information). Financial Institution agrees to render or cause to be rendered one or more of the personal services to shareholders of the Funds and/or the maintenance of accounts of shareholders of the Funds ("Shareholder Services") as outlined on such Exhibit(s). Financial Institution further agrees to provide, upon request, a written description of the Shareholder Services which Financial Institution is providing hereunder.


13. Shareholder Service Fees Payable to Financial Institution.

During the term of this Agreement, Distributor will pay Financial Institution Shareholder Service Fees as set forth in Exhibit(s) to this Agreement (or the Fund's current prospectus or SAI, if they contain more recent information).

14. Acknowledgment by Financial Institution.

Financial Institution acknowledges that, to the extent a Fund's Plan covers Shareholder Services and Shareholder Services Fees, such services and fees are also subject to the terms of Section III of this Agreement.


SECTION V - SUPPLEMENTAL PAYMENTS.


15. Supplemental Payments to Financial Institution.

During the term of this Agreement, Distributor or their affiliates may make Supplemental Payments to Financial Institution if and as set forth in Exhibit(s) to this Agreement (or the Fund's current prospectus or SAI, if they contain more recent information) as additional compensation for services described in Sections II, III or IV. Such payments will be made from the assets, reasonable profits and/or resources of Distributor, the adviser to the Fund, or the affiliates of either, and not from assets of the Funds nor from fees payable under applicable Plans.


SECTION VI - MISCELLANEOUS.

16.  Proration of Payments.

For the payment period in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the payments referenced in Sections III, IV and V, on the basis of the number of days that this Agreement is in effect during the quarter.


17. ERISA Assets.

Deleted.


18. Security Against Unauthorized Use of Funds' Recordkeeping Systems and Confidentiality.

Financial Institution agrees to provide such security as is necessary to prevent any unauthorized use of the Funds' recordkeeping system, accessed via any computer hardware or software provided to Financial Institution by Distributor. Financial Institution represents and warrants that it has examined and tested the internal systems that it has developed to support the services outlined herein and, as of the date of this Agreement, has no knowledge of any situation or circumstance that will inhibit the system's ability to perform the expected functions or inhibit Financial Institution's ability to provide the expected services.


19.  Solicitation of Proxies.

Financial Institution agrees not to solicit or cause to be solicited directly, or indirectly, at any time in the future, any proxies from the shareholders of any or all of the Funds in opposition to proxies solicited by management of any Fund, unless a court of competent jurisdiction shall have determined that the conduct of a majority of the Board of the Fund constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. This Paragraph will survive the term of this Agreement.

20.  Taxpayer Identification Number

Financial Institution agrees to provide all necessary information to comply with all federal, state and local reporting and backup withholding requirements for its customer account including, without limitation, those requirements that apply by treating Shares as readily tradable instruments. Financial Institution represents and agrees that all Taxpayer Identification Numbers ("TINS") provided are certified, and that no account which requires a certified TIN will be established without such certified TIN.

21. Notices.

Except as otherwise specifically provided in this Agreement, all notices required or permitted to be given pursuant to this Agreement shall be given in writing and delivered by personal delivery or by postage prepaid, registered or certified United States first class mail, return receipt requested, overnight courier services, or by facsimile or similar electronic means of delivery (with a confirming copy by mail as provided herein). Unless otherwise notified in writing, all notices to Distributor shall be given or sent to it at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, Attention: Secretary, Fax:
412-288-8141 (Phone: 412-288-1900). All notices to Financial Institution shall be given or sent to it at its address, fax number or e-mail address shown below.

22.  Amendment and Termination

(a) Except as provided below, this Agreement may be amended only by a writing signed by both parties.

(b) Any additional compensation paid by Distributor to Financial Institution must be set forth in a written addendum expressly referring to this Agreement and signed by Distributor.

(c) Distributor may amend the fee Exhibit from time to time by mailing a copy of the fee Exhibit to the Financial Institution's address, as shown below. Any such amendment shall be effective ten (10) days after posting

(d) This Agreement will become effective in this form as of the date executed by Distributor. This Agreement shall continue in effect for a period of more than one year from its effective date so long as such continuance of the form of this Agreement is specifically approved by the Funds' Board at least annually in a manner prescribed in Rule 12b-1 of the 1940 Act. If the Agreement is not so approved, Distributor shall terminate the Agreement in accordance with Paragraph (e)(i) of this Section.

(e)  This Agreement may be terminated as follows:

     (i) at any time, without the payment of any penalty, by Financial Institution or by Distributor (on its own behalf or on behalf of any Fund) upon written notice to the other party.

     (ii) immediately upon (A) the assignment (as defined in the 1940 Act) of the Agreement by either party; (B) Financial Institution's suspension or expulsion from the NASD; or (C) Financial Institution's withdrawal or deregistration as a broker/dealer under the 1934 Act.

(f) The termination of this Agreement with respect to any Class or Fund will not cause the Agreement's termination with respect to any other Class or Fund.

(g) Financial Institution agrees to notify Distributor immediately of any of the events described in Paragraph (e)(ii) of this Section. Financial Institution shall be obligated to return any payments made to it by Distributor for the period following any such event.


23.  Severability.

If any provision or portion of this Agreement is at any time determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement will be unaffected thereby and will remain in full force and effect to the fullest extent permitted by law.

24.  Customer Confidentiality and Privacy.

(a) The parties acknowledge that:

     (i) The SEC has adopted Regulation S-P at 17 CFR Part 248 to protect the privacy of individuals who obtain a financial product or service for personal, family or household use;

     (ii) Regulation S-P permits financial institutions, such as the Distributor and Financial Institution, to disclose "nonpublic personal information" ("NPI") of its "customers" and "consumers" (as those terms are therein defined in Regulation S-P) to affiliated and nonaffiliated third parties, without giving such customers and consumers the ability to opt out of such disclosure, for the limited purposes of processing and servicing transactions (17 CFR ss. 248.14) ("Section 248.14 NPI"); for specified law enforcement and miscellaneous purposes (17 CFR ss. 248.15) ("Section 248.15 NPI"); and to service providers or in connection with joint marketing arrangements (17 CFR ss. 248.13) ("Section 248.13 NPI");

     (iii) Regulation S-P provides that the right of a customer and consumer to opt out of having his or her NPI disclosed pursuant to 17 CFR ss. 248.7, and 17 CFR ss. 248.10 does not apply when the NPI is disclosed to service providers or in connection with joint marketing arrangements, provided the Financial Institution and third party enter into a contractual arrangement that prohibits the third party from disclosing or using the information other than to carry out the purposes for which the Financial Institution disclosed the information (17 CFR ss. 248.13);

(b) The Financial Institution may disclose shareholder NPI to the Distributor as agent of the Fund and solely in furtherance of fulfilling the Distributor's contractual obligations under the Agreement and to the Funds in the ordinary course of business to support the Fund and its shareholders;

(c) The Distributor hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement and to the Funds, for law enforcement and miscellaneous purposes as permitted in 17 CFR ss. 248.15, or in connection with joint marketing arrangements that the Financial Institution may establish with the Distributor or the Funds in accordance with the limited exception set forth in 17 CFR ss. 248.13;

(d) Each party represents and warrants that, in accordance with 17 CFR ss. 248.30, it has implemented and will continue to carry out for the term of the Agreement policies and procedures reasonably designed to: insure the security and confidentiality of records and NPI of customers, protect against any anticipated threats or hazards to the security or integrity of customer records and NPI, and protect against unauthorized access to or use of such customer records or NPI that could result in substantial harm or inconvenience to any customer.

(e) The Distributor may redisclose Section 248.13 NPI only to: (i) the Funds and affiliated persons of the Funds ("Fund Affiliates"); (ii) affiliated persons of the Distributor ("Distributor Affiliates") (which in turn may disclose or use the information only to the extent permitted under the original receipt); (iii) a third party not affiliated with the Distributor or the Funds ("Nonaffiliated Third Party") under the service and processing (ss. 248.14) or miscellaneous (ss. 248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which the Distributor or the Funds received the information in the first instance; and (iv) a Nonaffiliated Third Party under the service provider exception (ss. 248.13), provided the Distributor or the Funds enter into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Financial Institution disclosed the information in the first instance;

(f) The Distributor may redisclose Section 248.14 NPI and Section 248.15 NPI to: (i) the Funds or Fund Affiliates; (ii) Distributor Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and (iii) a Nonaffiliated Third Party to whom the Funds might lawfully have disclosed NPI directly; and

(g) The Distributor is obligated to maintain beyond the termination date of the Agreement the confidentiality of any NPI it receives from the Financial Institution in connection with the Agreement and hereby agrees that this shall survive such termination.

25.  Anti-Money Laundering and Customer Identification.

(a) Distributor and Financial Institution each represent, warrant and certify that they have established, and covenant that at all times during the existence of the Agreement they will maintain, a written anti-money laundering and customer identification program ("Program") in accordance with the USA PATRIOT Act and the rules and regulations adopted thereunder by the SEC and the U.S. Treasury Department ("Applicable Law").

(b) Financial Institution hereby covenants that it will perform all activities, including the establishment and verification of customer identities as required by Applicable Law or its Program, with respect to all customers on whose behalf Financial Institution maintains an account with Distributor or the Funds ("Financial Institution Customers").

(c) Distributor and Financial Institution hereby agree that: (i) accounts in the Funds in the name of, or beneficially owned by, Financial Institution Customers shall be accounts of the Financial Institution for purposes of the Financial Institution's Program; and (ii) Financial Institution Customers will be customers of Financial Institution for all purposes under the Program of the Financial Institution.


26.  Governing Law.

This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflict of laws principles thereof. Financial Institution agrees that it shall bring any action or proceeding against Distributor arising out of or related in any way to this Agreement solely in a court of competition jurisdiction sitting in Allegheny County or the Western District of Pennsylvania, and otherwise consents to the jurisdiction of either court.

SECTION VII.  ADDITIONAL PROVISIONS

27.  Representations

(a) Each party represents and warrants to the other party that:

     (i) It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance.

     (ii) Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any contractual restriction binding on or affecting it.

     (iii) Its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or law).

     (iv) It will comply with all applicable provisions of the 1940 Act, the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the NASD's Conduct Rules and all other federal and state laws, rules and regulations governing the sale and ownership of Shares and will comply with all applicable laws and orders to which it may be subject if failure to do so would materially impair its ability to perform its obligations under this Agreement.

     (v) If it is a broker-dealer, it is: (A) registered with the SEC as a broker/dealer in compliance with the 1934 Act, (B) a member in good standing of the NASD, and (C) registered and licensed as a broker/dealer in each state in which such registration or license is necessary to conduct its business.

(b) Financial Institution further represents and warrants to Distributor that:

     (i) Any representative of Financial Institution that offers or sells Shares is duly registered and licensed with the NASD and with the appropriate securities authorities in all states in which the representative's activities make such registration and licensing necessary.

     (ii)Each transaction with a Fund initiated by Financial Institution under this Agreement has been authorized by Financial Institution's customer prior to initiation and is solely for the account of such customer.

     (iii) Financial Institution shall not directly or indirectly offer, adopt, implement, conduct or participate in any program, plan, arrangement, advice or strategy Distributor or the Funds reasonably deem to be harmful to Shareholders or potentially disruptive to the management of the Funds, as communicated to Financial Institution by Distributor in writing from time to time, or which violates the policies and procedures of the Funds as disclosed in each Fund's Prospectus; including without limitation, any activity involving market timing, programmed transfer, frequent transfer and similar investment programs. Financial Institution, at all times during the term of this Agreement, shall have active, formal policies and procedures aimed at deterring "market timers." Such policies and procedures shall provide for Financial Institution's ongoing review of its customers' account activity and prescribe effective actions to deter or stop disruptive activities. Financial Institution agrees to furnish a copy of its market-timing policies and procedures to Distributor upon request.

     (iv)Financial Institution will forward for processing on each day only those purchase and redemption orders received by Financial Institution prior to the daily cut-off times disclosed in each Fund's prospectus. Financial Institution has, and will maintain at all times during the term of this Agreement, appropriate internal controls for the segregation of purchase and redemption orders received prior to the daily cut-off times disclosed in each Fund's Prospectus, from purchase and redemption orders received after the daily cut-off times disclosed in each Fund's prospectus as and to the extent required by the 1940 Act.

(c) The parties shall each be deemed to repeat all the foregoing representations and warranties made by it at the time of any transaction subject to this Agreement.

28.  Disclosure Documents and Sales Literature

(a) Distributor will furnish to Financial Institution such number of copies of the current prospectus for any Shares (including the SAI if expressly requested) and periodic reports for any Fund ("Disclosure Documents") of a Fund as required to fulfill Financial Institution's obligations herein. In addition, Distributor will furnish such number of copies of available promotional materials and sales literature as Financial Institution may reasonably request. Financial Institution will follow Distributor's written instructions regarding the use of any such sales literature. Financial Institution will not prepare any written communications (other than individual correspondence with a customer or as required by law) that refer to the Funds or Distributor in any manner, unless Financial Institution has obtained Distributor's prior written approval.

(b) In recommending and selling Shares, Financial Institution shall rely solely on the representations contained in the Disclosure Documents and authorized promotional materials and sales literature, and neither Financial Institution nor any of its representatives will make any representations concerning Shares except as contained therein.


29.  Use of Electronic Means to Perform Certain Duties and Receive Documents

(a) The parties may agree from time to time to set appropriate security procedures and to perform electronically certain of their obligations under this Agreement, including without limitation the posting of updates to the fee Exhibit, the delivery of Disclosure Documents, opening accounts, transmitting purchase, exchange, and redemption orders, and delivering and maintaining shareholder communications.

(b) Where Financial Institution (i) has obtained the informed consent of the underlying beneficial owner of an account in the Funds, and (ii) is the record owner of such account in the Funds, Financial Institution hereby consents to the electronic delivery, via Fund's website ("Website"), of all Disclosure Documents. Financial Institution acknowledges that Distributor utilizes portable document format ("PDF") files for Disclosure Documents on the Website, and that Financial Institution might incur costs in connection with the delivery of Disclosure Documents (e.g. on-line time). If Financial Institution does not already have access to the Adobe Acrobat Reader software necessary to view PDF files of Disclosure Documents on the Website, Financial Institution acknowledges that such software can be obtained for free through the Help tab on the Website. Financial Institution further acknowledges that notice of updates to the Disclosure Documents shall be provided by Distributor, as appropriate, on the account statement that is regularly provided to Financial Institution.

(c) Financial Institution acknowledges and agrees that Distributor (i) offers the Website solely as a convenience on an "as is" and "as available" basis;
     (ii) may discontinue the Website's availability at any time; and (iii) disclaims all express and implied warranties regarding the Website, including without limitation any warranty of merchantability, fitness for a particular purpose, or arising from course of dealing or performance. Financial Institution further acknowledges and agrees that in no event shall Distributor, any Fund, or any of their affiliates or employees be liable (in contract, tort, or otherwise) to Financial Institution, its registered representatives, or third parties for (i) Financial Institution's use or non-use of the Website and any data or information in connection therewith; (ii) any delay, malfunction, or lack of security associated with, or caused by, the Website; or (iii) acts or omissions of third parties, including without limitation any entity which has licensed software or systems to Distributor or any of its affiliates in connection with the Website. Except as strictly necessary pursuant to this Agreement, Financial Institution shall not make or permit any disclosure or use of the Website or any related documentation or information without Distributor's prior written consent. Financial Institution agrees to provide such security necessary to prevent any unauthorized use of the Website. The provisions of this paragraph shall survive the termination of this Agreement.

(d) As a condition to using the Website, Financial Institution shall complete and regularly update, or cause the same, all such applications, authorizations, and other documents that may be required from time to time by Distributor, the Funds, and any entity that has licensed software or systems to Distributor or the Funds in connection with the Website. In addition, Financial Institution shall immediately notify Distributor if any password issued to Financial Institution in connection herewith is or may be jeopardized.

(e) Financial Institution agrees to provide such security as is necessary to prevent any unauthorized use of the Funds' recordkeeping system, accessed via any computer hardware or software provided to Financial Institution by Distributor. Financial Institution represents and warrants that it has examined and tested the internal systems that it has developed to support the services outlined in this Agreement and, as of the date of this Agreement, has no knowledge of any situation or circumstance that will inhibit the system's ability to perform the expected functions or inhibit Financial Institution's ability to provide the expected services.

30.  No Third-Party Rights

Except with respect to Section 7 "Indemnification," this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement (including the Funds). Nothing expressed or referred to in this Agreement will be construed to give anyone other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement. In no event shall Distributor or any Fund be obligated to make any payment under this Agreement to any person other than Financial Institution.

31.  Non-Exclusivity

Distributor acknowledges and agrees that Financial Institution may enter into agreements similar to this Agreement with other mutual funds and distributors. Financial Institution acknowledges and agrees that Distributor and the Funds may enter into agreements similar to this Agreement with other broker/dealers for sales and services of Fund Shares.

32.  Force Majeure

If either party is unable to carry out any of its obligations under this Agreement because of conditions beyond its reasonable control, including, but not limited to, acts of war or terrorism, work stoppages, fire, civil disobedience, delays associated with hardware malfunction or availability, riots, rebellions, storms, electrical failures, acts of God, and similar occurrences ("Force Majeure"), this Agreement will remain in effect and the non-performing party's obligations shall be suspended without liability for a period equal to the period of the continuing Force Majeure (which such period shall not exceed fifteen (15) business days), provided that:

     (i) the non-performing party gives the other party prompt notice describing the Force Majeure, including the nature of the occurrence and its expected duration and, where reasonably practicable, continues to furnish regular reports with respect thereto during the period of Force Majeure;

     (ii) the suspension of obligations is of no greater scope and of no longer duration than is required by the Force Majeure;

     (iii) no obligations of either party that accrued before the Force Majeure are excused as a result of the Force Majeure; and

     (iv) the non-performing party uses all reasonable efforts to remedy its inability to perform as quickly as possible.



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EDGEWOOD SERVICES, INC.

By:
   ---------------------  -
Name: Charles L. Davis, Jr.
Title:            President

Date:
     -------------------
                             (Please Print or Type)
                             Financial Institution:



                              By:
                                 ---------------------------------

                              Name:
                                   -------------------------------

                              Title:
                                    ------------------------------

                              Date:
                                    ------------------------------
                              Attn.:


                              Address

                              City, State Zip Code

                              Phone number:
                                           -----------------------

                              Fax number:
                                          ------------------------

                              E-mail address:
                                             ---------------------

                              NASD Central Registration Depository
                              (CRD) #
                                     -----------------------------

** This Exhibit is effective as of January 11, 2006 and supersedes all prior exhibits.




            Exhibit to Mutual Fund Sales and Service Agreement for
MTB Group of Funds (formerly Vision Group of Funds) *            *

Edgewood Services, Inc. - Distributor

    For purposes of this Exhibit, any "Initial Sales Load" shall be paid subject to the terms of Section II of the Agreement; any "Advance Commissions" shall be paid subject to the terms of Section II of the Agreement; and Advance Commissions shall be paid as a percentage of the public offering price of the Fund shares next determined after the purchase order is accepted. In that regard, a Financial Institution will be entitled to receive the applicable percentage of the Maximum Initial Sales Load, if any, as set forth in the Prospectus or SAI or Exhibit, whichever contains more recent information, subject to change by the Distributor at any time upon written notice to the Financial Institution. Currently, the reallowance percentage of the Initial Sales Load is up to 90%. (For more information, contact the Distributor at 1-888-898-0600.) "Rule 12b-1 Fees" shall be paid subject to the terms of Section III of the Agreement. "Shareholder Services Fee" shall be paid subject to the terms of Section IV of the Agreement. Any "Supplemental Payments" shall be paid subject to the terms of Section V of the Agreement. All fees stated herein are valid as of the date stated below and are subject to any limitations or waivers described in the Prospectus. Rule 12b-1 Fees, Shareholder Services Fee and Supplemental Payments will be paid at an annual rate on the average daily net asset value of shares held in each Fund under the dealer number attributed to the Financial Institution during the period in accounts for which the Institution provides services under the Agreement.

                                 Class A Shares

Maximum Initial Sales Load:   As Noted
Advance Commission:     None
Rule 12b-1 Fee:         0.25%*
Shareholder Services Fee:     0.25%*
Supplemental Payments:  None

* These are maximum payments. Please refer to the prospectus for current accrual amounts that are payable.

                       Maximum Initial Sales Load of 5.5%
--------------------------------------------------------------------------------
Fund                                                                    CUSIP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Balanced Fund                                                   55376T106
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Equity Income Fund                                              55376T403
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Equity Index Fund                                               55376T700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB International Equity Fund                                       55376T791
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Large Cap Growth Fund                                           55376T767
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Large Cap Stock Fund                                            55376T726
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Large Cap Value Fund                                            55376T684
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Mid Cap Growth Fund                                             55376T536
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Mid Cap Stock Fund                                              55376T494
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Multi Capital Growth Fund                                       55376T395
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Small Cap Growth Fund                                           55376T171
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Small Cap Stock Fund                                            55376T130
--------------------------------------------------------------------------------

                       Maximum Initial Sales Load of 5.0%
--------------------------------------------------------------------------------
Fund                                                                    CUSIP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Managed Allocation Fund:  Aggressive Growth                     55376T643
--------------------------------------------------------------------------------

                            Class A Shares (cont'd.)

                       Maximum Initial Sales Load of 4.5%
--------------------------------------------------------------------------------
Fund                                                                    CUSIP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Income Fund                                                     55376T874
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Intermediate Term Bond Fund                                     55376T833
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Managed Allocation Fund:  Moderate Growth                       55376T593
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Maryland Municipal Bond Fund                                    55376T569
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB New York Municipal Bond Fund                                    55376T361
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Pennsylvania Municipal Bond Fund                                55376T312
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB U.S. Government Bond Fund                                       55376V507
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Virginia Municipal Bond Fund                                  55376V 79 6
--------------------------------------------------------------------------------

                       Maximum Initial Sales Load of 4.0%
--------------------------------------------------------------------------------
Fund                                                                    CUSIP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Managed Allocation Fund:  Conservative Growth                   55376T627
--------------------------------------------------------------------------------

                       Maximum Initial Sales Load of 3.0%
--------------------------------------------------------------------------------
Fund                                                                    CUSIP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Short Duration Government Bond Fund                             55376T247
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Short Term Corporate Bond Fund                                  55376T213
--------------------------------------------------------------------------------

                            Initial Sales Load: None
--------------------------------------------------------------------------------
Fund                                                                    CUSIP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Money Market Fund                                               55376T460
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB New York Tax Free Money Market Fund                             55376T338
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Pennsylvania Tax Free Money Market Fund                         55376T270
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Tax Free Money Market Fund                                      55376V200
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB U.S. Government Money Market Fund                               55376V804
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB U.S. Treasury Money Market Fund                                 55376V861
--------------------------------------------------------------------------------

                                 Class B Shares

Initial Sales Load:     None
Advance Commission:     4.0%
Rule 12b-1 Fee:         None
Shareholder Services Fee:     0.25% (starting the thirteenth month after
                              purchase)*
                              (None for MTB Money Market Fund)
Supplemental Payments:  None

* These are maximum payments. Please refer to the prospectus for current accrual amounts that are payable.

--------------------------------------------------------------------------------
Fund                                                                    CUSIP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Balanced Fund                                                   55376T205
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Equity Income Fund                                              55376T502
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Equity Index Fund                                               55376T809
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Income Fund                                                     55376T866
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Intermediate Term Bond Fund                                     55376T825
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB International Equity Fund                                       55376T783
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Large Cap Growth Fund                                           55376T759
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Large Cap Stock Fund                                            55376T718
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Large Cap Value Fund                                            55376T676
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Managed Allocation Fund:  Aggressive Growth                     55376T635
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Managed Allocation Fund:  Conservative Growth                   55376T619
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Managed Allocation Fund:  Moderate Growth                       55376T585
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Maryland Municipal Bond Fund                                    55376T551
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Mid Cap Growth Fund                                             55376T528
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Mid Cap Stock Fund                                              55376T486
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Money Market Fund                                               55376T452
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Multi Capital Growth Fund                                       55376T387
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB New York Municipal Bond Fund                                    55376T353
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Pennsylvania Municipal Bond Fund                                55376T296
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Short Duration Government Bond Fund                             55376T239
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Short Term Corporate Bond Fund                                  55376T197
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Small Cap Growth Fund                                           55376T163
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Small Cap Stock Fund                                            55376T122
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB U.S. Government Bond Fund                                       55376V606
--------------------------------------------------------------------------------

                                 Class C Shares

Initial Sales Load:     None
Advance Commission:     1.00%
Rule 12b-1 Fee:         0.75% (starting the thirteenth month after purchase)*
Shareholder Services Fee:     0.25%*
Supplemental Payments:        None

* These are maximum payments. Please refer to the prospectus for current accrual amounts that are payable.

--------------------------------------------------------------------------------
Fund                                                                    CUSIP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Small Cap Growth Fund                                           55376T155
--------------------------------------------------------------------------------

                                 Class S Shares

Initial Sales Load:     None
Advance Commission:     None
Rule 12b-1 Fee:         0.25%*
Shareholder Services Fee:     0.25%*
Supplemental Payments:        None

* These are maximum payments. Please refer to the prospectus for current accrual amounts that are payable.

--------------------------------------------------------------------------------
Fund                                                                    CUSIP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Money Market Fund                                               55376T445
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB U.S. Treasury Money Market Fund                                 55376V853
--------------------------------------------------------------------------------

                              Institutional Shares

Initial Sales Load:     None
Advance Commission:     None
Rule 12b-1 Fee:         0.25%*
Shareholder Services Fee:     0.25%*
Supplemental Payments:        None

* These are maximum payments. Please refer to the prospectus for current accrual amounts that are payable.

--------------------------------------------------------------------------------
Fund                                                                    CUSIP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Prime Money Market Fund                                         55376T841
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Money Market Fund                                               55376T437
--------------------------------------------------------------------------------

                             Institutional I Shares

Initial Sales Load:     None
Advance Commission:     None
Rule 12b-1 Fee:         None
Shareholder Services Fee:     0.25%*
Supplemental Payments:        None

* These are maximum payments. Please refer to the prospectus for current accrual amounts that are payable.

--------------------------------------------------------------------------------
Fund                                                                    CUSIP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Balanced Fund                                                   55376T304
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Equity Income Fund                                              55376T601
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Equity Index Fund                                               55376T882
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Income Fund                                                     55376T858
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Intermediate Term Bond Fund                                     55376T817
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB International Equity Fund                                       55376T775
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Large Cap Growth Fund                                           55376T742
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Large Cap Stock Fund                                            55376T692
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Large Cap Value Fund                                            55376T668
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Maryland Municipal Bond Fund                                    55376T544
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Mid Cap Growth Fund                                             55376T510
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Mid Cap Stock Fund                                              55376T478
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Money Market Fund                                               55376T429
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Multi Capital Growth Fund                                       55376T379
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB New York Municipal Bond Fund                                    55376T346
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB New York Tax Free Money Market Fund                             55376T320
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Pennsylvania Municipal Bond Fund                                55376T288
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Pennsylvania Tax Free Money Market Fund                         55376T262
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Short Duration Government Bond Fund                             55376T221
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Short Term Corporate Bond Fund                                  55376T189
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Small Cap Growth Fund                                           55376T148
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Small Cap Stock Fund                                            55376T114
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Tax Free Money Market Fund                                      55376V309
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB U.S. Government Bond Fund                                       55376V705
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB U.S. Government Money Market Fund                               55376V887
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB U.S. Treasury Money Market Fund                                 55376V846
--------------------------------------------------------------------------------

                             Institutional II Shares

Initial Sales Load:     None
Advance Commission:     None
Rule 12b-1 Fee:         0.25%*
Shareholder Services Fee:     None
Supplemental Payments:        None

* These are maximum payments. Please refer to the prospectus for current accrual amounts that are payable.

--------------------------------------------------------------------------------
Fund                                                                    CUSIP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Money Market Fund                                               55376T411
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Pennsylvania Tax Free Money Market Fund                         55376T254
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB Tax Free Money Market Fund                                      55376V408
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB U.S. Government Money Market Fund                               55376V879
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MTB U.S. Treasury Money Market Fund                                 55376V838
--------------------------------------------------------------------------------





** This Exhibit is effective as of January 11, 2006 and supersedes all prior exhibits.